Exhibit 3.245

# STATE OF CALIFORNIA
## CERTIFICATE OF LIMITED PARTNERSHIP—FORM LP-1
**IMPORTANT—Read instructions on back before completing this form**

This Certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporations Code.

1. NAME OF LIMITED PARTNERSHIP
Falcon Cable Media, L.P., a California limited partnership

| 2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE | 3. CITY AND STATE | 4. ZIP CODE |
|---|---|---|
| 199 S. Los Robles Avenue, Suite 640 | Pasadena, CA | 91101 |
| 5. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE | 6. CITY CALIF. | 7. ZIP CODE |

8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.
THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON __________ 19 ____ WITH THE RECORDER OF __________ COUNTY. FILE OR RECORDATION NUMBER __________

9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)
NAME: Falcon Media Investors Group
ADDRESS: 199 S. Los Robles Ave. Suite 640
CITY: Pasadena STATE CA ZIP CODE 91101

9A.
NAME:
ADDRESS:
CITY: STATE ZIP CODE

9B.
NAME:
ADDRESS:
CITY: STATE ZIP CODE

10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
NAME: Mark Goldman, Esq. - Goldman & Kagon
ADDRESS: 1801 Century Park East, Suie 2222
CITY: Los Angeles STATE CA ZIP CODE 91101

11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
August 1, 1997 unless previously terminated

12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE ACKNOWLEDGEMENT OF [1] GENERAL PARTNERS IS REQUIRED.

13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [0]

14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)

Falcon Media Investors Group
SIGNATURE OF GENERAL PARTNER — DATE 7/2/87
SIGNATURE OF GENERAL PARTNER — DATE
Marc B. Nathanson, Chief Executive Officer
SIGNATURE OF GENERAL PARTNER — DATE
SIGNATURE OF GENERAL PARTNER — DATE
SIGNATURE OF OTHER THAN GENERAL PARTNER — TITLE OR DESIGNATION — DATE

15. THIS SPACE FOR FILING OFFICER USE (FILE NUMBER, DATE OF FILING)
8718400015

FILED
In the office of the Secretary of State of the State of California
JUL 3 1987
March Fong Eu
MARCH FONG EU, Secretary of State

16. RETURN ACKNOWLEDGMENT TO:
NAME / ADDRESS / CITY AND STATE / ZIP CODE
Ronald M. Boldt, Esq.
Schiffmacher, Weinstein, et al
1801 Century Park East, #2200
Los Angeles, CA 90067

FORM LP-1—FILING FEE $70
*Approved by the Secretary of State*

STATE OF CALIFORNIA AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP-FORM LP-2 IMPORTANT – Read instructions on back before completing this form This Amendment is presented for filing pursuant to chapter 3, Article 2,Section 15622, California Corporations Code, SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE) 8718400015 SECRETARY OF STATE FILE DATE (ORIGINAL CERTIFICATE) July 3, 1987 NAME OF LIMITED PARTNERSHIP Falcon Cable Media, L.P., a California Limited Partnership THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S)) THE LIMITED PARTNERSHIP NAME IS CHANGED TO: Falcon Cable Media , a California Limited Partnership THE PRINCIPAL EXECUTIVE OFFICE ADDRESS OR THE OFFICE ADDRESS IN CALIFORNIA, IF THE PRINCIPAL EXECUTIVE OFFICE IS LOCATED OUTSIDE CALIFORNIA IS CHANGED TO: 10866 Wilshire Boulevard, Suite 500, Los Angeles , CA 90024 (STREET) (CITY) (STATE) (ZIP) The Address Of The Following General Partner(S) Is Changed To: (Continue On Separate Page If Necessary) (NAME) (STREET) (CITY) (STATE) (ZIP) The Following General Partner(S) Has (Have) Withdrawn: (Continue On Separate Page If Necessary ) (NAME) (STREET) (CITY) (STATE) (ZIP) The Following General Partner(S) Has (Have) Been Added: (Continue On Separate Page If Necessary ) (NAME) (STREET) (CITY) (STATE) (ZIP) THE ADDRESS OF THE CURRENT AGENT FOR SERVICE OF PROCESS IS CHANGED TO: (STREET) (CITY) (STATE) (ZIP) THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: (NAME) (STREET) (CITY) (STATE) (ZIP) THE TERM FOR WHICH THE LIMITED PARTNERSHIP IS TO EXIST HAS BEEN CHANGED TO: November 1, 1997 OTHER MATTERS INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGES(S).NUMBER OF PAGES ATTACHED: IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) Falcon Media Investors Group SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE Michael K. Menerey Chief Financial Officer SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE THIS SPACE FOR FILING OFFICER USE (DATE OF FILING) 8718400015 FILED In The Office Of The Secretary Of State Of The State Of California Sep 22 1987 MARCH FONG EU SECRETARY OF STATE RETURN ACKNOWLEDGEMENT TO: NAME Ronald M. Boldt, Esq. ADDRESS 1801 Century Park East CITY Suite 2200 STATE Los Angeles, CA ZIP CODE 90067 FORM LP-2-FILING FEE:$15 Approved by the Secretary of State 3.245 Certificate of limited Partnership of Falcon Cable Media, A California Limited

STATE OF CALIFORNIA AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP--FORM LP-2 IMPORTANT-Read instructions on back before completing this form This Amendment is presented for filing pursuant to chapter 3, Article 2, Section 15622, California Corporations Code. 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE)
8718400015 2. SECRETARY OF STATE FILE DATE (ORIGINAL CERTIFICATE) July 3, 1987 3. NAME OF LIMITED PARTNERSHIP Falcon Cable Media, a California limited partnership 4. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S)) A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: , a California Limited Partnership B. THE PRINCIPAL EXECUTIVE OFFICE ADDRESS OR THE OFFICE ADDRESS IN CALIFORNIA, IF THE PRINCIPAL EXECUTIVE OFFICE IS LOCATED OUTSIDE CALIFORNIA IS CHANGED TO: (STREET) (CITY) (STATE) (ZIP) C. THE ADDRESS OF THE FOLLOWING GENERAL PARTNER(S) IS CHANGED TO: (CONTINUE ON SEPARATE PAGE IF NECESSARY) (NAME) (STREET) (CITY) (STATE) (ZIP) D. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) WITHDRAWN: (CONTINUE ON SEPARATE PAGE IF NECESSARY) (NAME) (STREET) (CITY) (STATE) (ZIP) E. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) BEEN ADDED: (CONTINUE ON SEPARATE PAGE IF NECESSARY) (NAME) (STREET) (CITY) (STATE) (ZIP) F. THE ADDRESS OF THE CURRENT AGENT FOR SERVICE OF PROCESS IS CHANGED TO: (STREET) (CITY) (STATE) (ZIP) G. THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: (NAME) (STREET) (CITY) (STATE) (ZIP) H. THE TERM FOR WHICH THE LIMITED PARTNERSHIP IS TO EXIST HAS BEEN CHANGED TO: December 31, 1994 I. OTHER MATTERS INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 5. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) Falcon Media Investors Group BY 1/14/88 SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE Frank Intiso, Vice President SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE 6. THIS SPACE FOR FILING OFFICER USE (DATE OF FILING) 8718400015 FILED In the office of the Secretary of State of the State of California JAN 15 1988 MARCH FONG EU, Secretary of State 7. RETURN ACKNOWLEDGMENT TO: NAME Ronald M. Boldt, Esq. ADDRESS Schiffmacher, Weinstein, et al CITY 1801 Century Park East, #2200 STATE Los Angeles, CA 90067 ZIP CODE FORM LP-2—FILING FEE $15

# State of California
## March Fong Eu
### Secretary of State

Form LP-2

# AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

**IMPORTANT—Read instructions on back before completing this form**

*This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.*

| 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1) | 2. NAME OF LIMITED PARTNERSHIP |
|---|---|
| 8718400015 | Falcon Cable Media, a California limited partnership |

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY)

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

| B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: | E. GENERAL PARTNER NAME CHANGE: |
|---|---|
| ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor | OLD NAME: |
| CITY: Los Angeles STATE: CA ZIP CODE: 90024 | NEW NAME: |
| **C. CALIFORNIA OFFICE ADDRESS CHANGE:** | **F. GENERAL PARTNER(S) WITHDRAWN:** |
| ADDRESS: | NAME: |
| CITY: STATE: CA ZIP CODE: | NAME: |
| **D. GENERAL PARTNER ADDRESS CHANGE:** | **G. GENERAL PARTNER ADDED:** |
| NAME: Falcon Media Investors Group | NAME: |
| ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor | ADDRESS: |
| CITY: Los Angeles STATE: CA ZIP CODE: 90024 | CITY: STATE: ZIP CODE: |

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME:

ADDRESS: CITY: STATE: CA ZIP CODE:

| I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO: | J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). |
|---|---|
| (PLEASE INDICATE NUMBER ONLY) | NUMBER OF PAGES ATTACHED: |

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Media Investors Group

By: Falcon Holding Group, Inc., a California corporation

SIGNATURE

POSITION OR TITLE DATE — POSITION OR TITLE DATE

By: [signature]

SIGNATURE Michael K. Menerey — SIGNATURE

Chief Financial Officer 9/11/92

POSITION OR TITLE DATE — POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

87 184 00015

**FILED**
In the office of the Secretary of State of the State of California

SEP 17 1992

[signature]
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGEMENT TO:

NAME Ronald M. Boldt, Esq.
ADDRESS Schiffmacher, Weinstein, Boldt & Racine
CITY 1801 Century Park East, Suite 2200
STATE Los Angeles, CA 90067-2336
ZIP CODE

SEC/STATE REV. 1/88

FORM LP-2—FILING FEE: $15
Approved by Secretary of State

State of California Secretary of State Form LP-2 AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT – Read Instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15622, California Corporations Code. 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE –FORM LP-1) 8718400015 2. NAME OF LIMITED PARTNERSHIP Falcon Cable Media, A California Limited Partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIP CODE: C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE: D. GENERAL PARTNER ADDRESS CHANGE: NAME: ADDRESS: CITY: STATE: ZIP CODE: E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: F.GENERAL PARTNER(S) WITHDRAWN: NAME: NAME: G.GENERAL PARTNER ADDED: NAME: Falcon Holding Group, L.P. ADDRESS: 10900 Wilshire Boulevard, 15th Floor CITY: Los Angles STATE: CA ZIP CODE: 90024 H.PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME: ADDRESS: CITY: STATE: ZIP CODE: I.INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE: ZIP CODE: J.THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATE OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTION) By: Falcon Media Investors Group By: Falcon Holding Group, L.P. By: Falcon Holding Group, Inc. By: Falcon Holding Group, Inc. SIGNATURE SIGNATURE By: By: POSITION OR TITLE DATE POSITION OR TITLE DATE Stanley S. Itskowitch Stanley S. Itskowitch Executive Vice President Executive Vice President SIGNATURE SIGNATURE POSITION OR TITLE DATE POSITION OR TITLE DATE 5. RETURN ACKNOWLEDGEMENT TO: NAME Sara J. Welch ADDRESS Dow, Lohnes & Albertson CITY 1255 23rd Street, N.W., Suite 500 STATE Washington, D. C. 20037 ZIP CODE SEC/STATE REV. 1/93 FORM LP-2-FILING FEE: $15.00 Approved by Secretary of State 3.245 Certificate of Limited Partnership of Falcon Cable Media a California Limited THIS SPAGE FOR FILING OFFICER USE 87 184 00015 FILED In the office of the Secretary of State Of the State of California APR 01 1993 WARCH FONG EU SECRETARY OF STATE

State of California Secretary of State Form LP-2 AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT— Read Instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15622, California Corporations Code. 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE –FORM LP-1) 8718400015 2. NAME OF LIMITED PARTNERSHIP Falcon Cable Media, A California Limited Partnership 3. THIS CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY:STATE:ZIP CODE: C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY:STATE: CA ZIP CODE: D. GENERAL PARTNER ADDRESS CHANGE: NAME: ADDRESS: CITY:STATE:ZIP CODE: E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME: G. GENERAL PARTNER ADDED: NAME: ADDRESS: CITY:STATE:ZIP CODE: H. PERSON(S), WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME: ADDRESS: CITY:STATE:ZIP CODE: I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY:STATE:ZIP CODE: J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATE OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO:(PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). -1- NUMBER OF PAGES ATTACHED:4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUATION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTION) By: Falcon Media Investors Group By: Falcon Holding Group, L.P. By: Falcon Holding Group, Inc. By: Falcon Holding Group, Inc. SIGNATURE SIGNATURE By:By: POSITION OR TITLE DATE POSITION OR TITLE DATE Stanley S. Itskowitch,Stanley S. Itskowitch, Executive Vice President Executive Vice President SIGNATURE SIGNATURE POSITION OR TITLE DATE POSITION OR TITLE DATE [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]5. RETURN ACKNOWLEDGEMENT TO: NAME Ronald M. Boldt, Esq. ADDRESS Wesinstein, Boldt, et al. CITY1801 Century Park East, #2200 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]STATELos Angeles, CA 90067-2336 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]ZIP CODE SEC/STATE REV. 1/96 FORM LP-2-FILING FEE: $20.00 Approved by Secretary of State 3.245 Certificate of Limited Partnership of Falcon Cable Media a California Limited THIS SPAGE FOR FILING OFFICER USE 87 184 00015 FILED In the office of the Secretary of State Of the State of California JUL—2 1998 BILL JONES, Secretary of State

FALCON CABLE MEDIA

File No. 8718400015

Attachment to LP-2

On March 29, 1993, the term of the Partnership was extended to January 1, 2015.

State of California Secretary of State Form LP-2 AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT-Read Instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15622, California Corporations Code. 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE –FORM LP-1) 8718400015 2. NAME OF LIMITED PARTNERSHIP Falcon Cable Media, A California Limited Partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTIONS(S) CONTINUE ON SECOND PAGE, IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIPCODE: C.CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIPCODE: D.GENERAL PARTNER ADDRESS CHANGE: NAME: ADDRESS: CITY: STATE: ZIPCODE: E.GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: F.GENERAL PARTNER(S) WITHDRAWN: NAME: Falcon Holding Group , L.P. NAME: G.GENERAL PARTNER ADDED: NAME: Falcon cable Communications, LLC ADDRESS: 10900 Wilshire Boulevard, 15th F1. CITY: Los Angeles STATE: CA ZIPCODE:90024 H.PERSON(S), WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME: ADDRESS: CITY: STATE: ZIPCODE: I.INFORMATION CONCERNING THE AGENTT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE: CA ZIPCODE: J.THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATE OF AMENDMENT, RESTATEMENT. DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED 4. IT IS HERBEY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUATION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) FALCON CABLE COMMUNICATIONS. LLC By: Falcon Commmunication, L.P. , its sole Member By: Falcon Holding Group, L.P. , its Managing General Partner By: Falcon Holding Group, Inc. , its General Partner By: Name: Stanley S. Itskowitch Title: Executive Vice president [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]5. RETURN ACKNOWLEDGE TO: [GRAPHIC APPEARS HERE]NAME Andrea J. Scerbo ADDRESS Dow, Lohnes & Albertson. CITY1200 New Hampshire Avenue, N.W. STATESuite 800 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE] Washington, DC 20036 [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]ZIPCODE SEC/STATE REV 1/93 FORM LP-2-FILING FEE: $30.00 Approved by Secretary of State 3.245 Certificate of Limited Partnership of Falcon Cable Media a California Limited THIS PAGE FOR FILING OFFICER USE 87 184 00015 FILED In the office of the Secretary of State Of the State of California OCT 01 1998 BILL JONES, Secretary of State

State of California Secretary of State Bill Jones AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT-- Read Instructions before completing this form. FILED In the office of the Secretary of State of the State of California DEC 2 3 1999 BILL JONES, Secretary of State This Space For Filing Use Only SECRETARY OF STATE FILE NUMBER 198718400015 NAME OF LIMITED PARTNERSHIP Falcon Cable Media, A California Limited Partnership COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP”) THE STREET ADDRESS OF THE PRINCIPAL OFFICE ADDRESS 12444 Powerscourt Drive, Suite 100 CITY St. Louis STATE MO ZIP CODE 63131 THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT STREET ADDRESS CITY STATE CA ZIP CODE THE ADDRESS OF GENERAL PARTNER(S) NAME ADDRESS 12444 Powerscourt Drive, Suite 100 CITY St. Louis STATE MO ZIP CODE 63131 NAME CHANGE OF A GENERAL PARTNER FROM: TO: GENERAL PARTNER(S) CESSATION GENERAL PARTNER ADDED NAME ADDRESS CITY STATE ZIP CODE THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP NAME ADDRESS CITY STATE ZIP CODE THE NAME OF THE AGENT FOR SERVICE OF PROCESS. GKL Corporate/Search, Inc. IF AN INDIVIDUAL CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS ADDRESS CITY STATE CA ZIP CODE NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY). TOTAL NUMBER OF PAGES ATTACHED (IF ANY) I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. Falcon Media Investors Group, A California Limited Partnership By: Vice President Marcy Lifton 12/17/99 SIGNATURE POSITION OR TITLE PRINT NAME DATE Falcon Cable Communications, LLC By: Vice President Marcy Lifton 12/17/99 SIGNATURE POSITION OR TITLE PRINT NAME DATE SEC/STATE (REV 10/88) FORM LP-2-FILING FEE:$30.00 Approved by Secretary of State 3.245 Certificate of Limited Partnership of Falcon Cable Media a California Limited

# State of California
# Secretary of State
## Bill Jones

**FILED**
In the office of the Secretary of State
of the State of California
JUN 22 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

## AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT-- Read Instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER: 198718400015
2. NAME OF LIMITED PARTNERSHIP: Falcon Cable Media, A California Limited Partnership

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION Falcon Media Investors Group, A California Limited Partnership

G. GENERAL PARTNER ADDED
NAME Charter Communications VII, LLC
ADDRESS 12444 Powerscourt Drive, #100
CITY St. Louis STATE Missouri ZIP CODE 63131

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) -0-

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

| SIGNATURE | POSITION OR TITLE | PRINT NAME | DATE |
|---|---|---|---|
| [signature] | Marcy Lifton, Vice President of | Charter Communications VII, LLC | 5/24/01 |
| [signature] | Marcy Lifton, Vice President of | Falcon Cable Communications, LLC | 5/24/01 |

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

# State of California
# Secretary of State
## Bill Jones

**FILED**
In the Office of the Secretary of State
of the State of California
JUL 25 2001
BILL JONES, Secretary of State

This Space For Filing Use Only

## AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

**A $30.00 filing fee must accompany this form.**
**IMPORTANT – Read instructions before completing this form.**

1. SECRETARY OF STATE FILE NUMBER
198718400015

2. NAME OF LIMITED PARTNERSHIP
FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION
FALCON CABLE COMMUNICATIONS, LLC

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

| SIGNATURE | POSITION OR TITLE | PRINT NAME | DATE |
|---|---|---|---|
| Marcy Lifton (signature) | Marcy Lifton, Vice President of | CHARTER COMMUNICATIONS VII, LLC | 7/23/01 |
| Marcy Lifton (signature) | Marcy Lifton, Vice President of | FALCON CABLE COMMUNICATIONS, LLC | 7/23/01 |

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

392755.01 05

State of California Secretary of State Bill Jones AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT— Read Instructions before completing this form. FILED In the office of the Secretary of State of the State of California NOV- 9 2001 BILL JONES, Secretary of State This Space For Filing Use Only SECRETARY OF STATE FILE NUMBER 198718400015NAME OF LIMITED PARTNERSHIP Falcon Cable Media, A California Limited Partnership COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”) THE STREET ADDRESS OF THE PRINCIPAL OFFICE ADDRESS 12405 Powerscourt Drive CITY St.Louis STATE MO ZIP CODE 63131 THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT STREET ADDRESS CITY STATE CA ZIP CODE THE ADDRESS OF GENERAL PARTNER(S) NAME ADDRESS CITY STATE ZIP CODE NAME CHANGE OF A GENERAL PARTNER FROM: TO: GENERAL PARTNER(S) CESSATION GENERAL PARTNER ADDED NAME ADDRESS CITY STATE ZIP CODE THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP NAME ADDRESS CITY STATE ZIP CODE THE NAME OF THE AGENT FOR SERVICE OF PROCESS. LEXIS Document Services Inc. IF AN INDIVIDUAL CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS ADDRESS CITY STATE CA ZIP CODE NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY). TOTAL NUMBER OF PAGES ATTACHED (IF ANY) None I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED. Vice President of Marcy Lifton 10/31/01 SIGNATURE POSITION OR TITLE PRINT NAME DATE Charter Communications VII, LLC – General Partner SIGNATURE POSITION OR TITLE PRINT NAME DATE SEC/STATE (REV 10/98) FORM LP-2FILING FEE:$30.00 Approved by Secretary of State Certificate of Limited Partnership of Falcon Cable Media a California Limited

June 9, 1987

Secretary of State

Limited Partnership Division

P.O. Box 704

Sacramento, CA 95803

Re:	Falcon Cable Media, L.P.,
a California limited partnership

Ladies and Gentlemen:

Falcon Cablevision, a California limited partnership, hereby consents to the use of the name Falcon Cable Media, L.P., a California limited partnership by a limited partnership to be formed. Falcon Cable Media, L.P., a California limited partnership, will be affiliated with Falcon Cablevision.

FALCON CABLEVISION, a California limited partnership

By	/s/ Marc Nathanson
Marc Nathanson, Chief Executive Officer

FALCON CABLEVISION 199 South Los Robles Avenue, Suite 640, Pasadena, CA 91101, (818) 792-7132

June 9, 1987

Secretary of State

Limited Partnership Division

P.O. Box 704

Sacramento, CA 95803

Re:	Falcon Cable Media, L.P.,
a California limited partnership

Ladies and Gentlemen:

Falcon Communications, a California general partnership, the general partner of Falcon Cable TV of Alhambra, a California limited partnership, Falcon Cable TV of Huntington Park, a California limited partnership and Falcon Cable TV of West Covina, a California limited partnership, respectively, hereby on behalf of all the above listed limited partnerships, consents to the use of the name Falcon Cable Media, L.P., a California limited partnership, by a limited partnership to be formed. Falcon Cable Media, L.P. will be affiliated with the above-referenced limited partnerships. This consent is on the letterhead of Falcon Communications as the subsidiary limited partnerships listed above do not maintain separate letterhead.

FALCON COMMUNICATIONS

By Blackhawk Management, Inc.

By	/s/ Marc Nathanson
Marc Nathanson, President

FALCON COMMUNICATIONS 10889 Wilshire Boulevard, Suite 1260, Los Angeles, California 90024 (213) 208-8177

| LP-2 | Amendment to Certificate of Limited Partnership (LP) |
|---|---|

To change information of record for your LP, fill out this form, and submit for filing along with:

- A $30 filing fee.
- A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.

Items 3–7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

**FILED** Secretary of State State of California AUG 05 2016

IPC

This Space For Office Use Only

For questions about this form, go to *www.sos.ca.gov/business/be/filing-tips.htm*

① **LP's File No.** (issued by CA Secretary of State) 198718400015

② **LP's Exact Name** (on file with CA Secretary of State) FALCON CABLE MEDIA, A CALIFORNIA LIMITED PARTNERSHIP

**New LP Name**

③ ______________________

*Proposed New LP Name* — The new LP name must end with: "Limited Partnership," "LP," or "L.P.," and may not contain "bank," "insurance," "trust," "trustee," incorporated," "inc.," "corporation," or "corp."

**New LP Addresses**

④ a. ______ *Street Address of Designated Office in CA* | *City (no abbreviations)* | *State* CA | *Zip*

b. ______ *Mailing Address of LP, if different from 4a* | *City (no abbreviations)* | *State* | *Zip*

**New Agent/Address for Service of Process** (The agent must be a CA resident or qualified 1505 corporation in CA.)

⑤ a. Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service
*Agent's Name*

b. ______ *Agent's Street Address (if agent is not a corporation)* | *City (no abbreviations)* | *State* CA | *Zip*

**General Partner Changes**

⑥ a. New general partner: ______ *Name* | *Address* | *City (no abbreviations)* | *State* | *Zip*

b. Address change: ______ *Name* | *New Address* | *City (no abbreviations)* | *State* | *Zip*

c. Name change: Old name: ______ New name: ______

d. Name of dissociated general partner: ______

**Dissolved LP** (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)

⑦ a. ☐ The LP is dissolved and wrapping up its affairs.

b. ☐ The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP: ______ *Name* | *Address* | *City (no abbreviations)* | *State* | *Zip*

**Read and sign below:** This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

Charter Communications VII, LLC

| Sign here | Print your name here | Date |
|---|---|---|
| [signature] | Daniel J. Bollinger, VP, Associate General Counsel, Asst. Secretary | 6-7-2016 |
| Sign here | Print your name here | Date |

Make check/money order payable to: **Secretary of State**

Upon filing, we will return one (1) uncertified copy of your filed document for free, and will certify the copy upon request and payment of a $5 certification fee.

**By Mail**
Secretary of State
Business Entities, P.O. Box 944225
Sacramento, CA 94244-2250

**Drop-Off**
Secretary of State
1500 11th Street, 3rd Floor
Sacramento, CA 95814

Corporations Code § 15902.02
LP-2 (REV 01/2013)

2013 California Secretary of State
www.sos.ca.gov/business/be

2016/14-162